Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Patrick E. Allen

hereby constitute and appoint John O. Larsen, Robert J. Durian, and James H. Gallegos, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of preferred stock and debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2020.

/s/ Patrick E. Allen
Patrick E. Allen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jillian C. Evanko

hereby constitute and appoint John O. Larsen, Robert J. Durian, and James H. Gallegos, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of preferred stock and debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2020.

/s/ Jillian C. Evanko
Jillian C. Evanko

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michael D. Garcia

hereby constitute and appoint John O. Larsen, Robert J. Durian, and James H. Gallegos, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of preferred stock and debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2020.

/s/ Michael D. Garcia
Michael D. Garcia

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

John O. Larsen

hereby constitute and appoint John O. Larsen, Robert J. Durian, and James H. Gallegos, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of preferred stock and debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2020.

/s/ John O. Larsen
John O. Larsen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Singleton B. McAllister

hereby constitute and appoint John O. Larsen, Robert J. Durian, and James H. Gallegos, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of preferred stock and debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 13 day of February, 2020.

/s/ Singleton B. McAllister
Singleton B. McAllister

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Roger K. Newport

hereby constitute and appoint John O. Larsen, Robert J. Durian, and James H. Gallegos, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of preferred stock and debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11 day of February, 2020.

/s/ Roger K. Newport
Roger K. Newport

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Dean C. Oestreich

hereby constitute and appoint John O. Larsen, Robert J. Durian, and James H. Gallegos, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of preferred stock and debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2020.

/s/ Dean C. Oestreich
Dean C. Oestreich

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas F. O’Toole

hereby constitute and appoint John O. Larsen, Robert J. Durian, and James H. Gallegos, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of preferred stock and debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2020.

/s/ Thomas F. O’Toole
Thomas F. O’Toole

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Carol P. Sanders

hereby constitute and appoint John O. Larsen, Robert J. Durian, and James H. Gallegos, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of preferred stock and debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2020.

/s/ Carol P. Sanders
Carol P. Sanders

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Susan D. Whiting

hereby constitute and appoint John O. Larsen, Robert J. Durian, and James H. Gallegos, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of preferred stock and debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 13th day of February, 2020.

/s/ Susan D. Whiting
Susan D. Whiting